Exhibit 10.1(f)

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of October 3, 2016, is delivered pursuant to Section 5(o) of the Security Agreement, dated as of October 3, 2016 by and among GREEN PLAINS I LLC, a Delaware limited liability company, GREEN PLAINS II LLC, a Delaware limited liability company, and each other person who joined thereto as a Grantor, in favor of Maranon Capital, L.P., as Agent (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Capitalized terms used herein without definition are used as defined in the Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 5(n) of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment, performance and observance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations (specifically including, without limitation, all Obligations of the undersigned), hereby grants, conveys, pledges, hypothecates and collaterally transfers to Agent, for the benefit of the Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder. The undersigned hereby agrees to be bound as a Grantor for the purposes of the Security Agreement.

The information set forth in Annex 1-A is hereby added to the information set forth in and made part of Schedule I {Filing Jurisdictions}, Schedule II {Instruments, Chattel Paper and Letter of Credit Rights}, Schedule III {Schedule of Offices, etc.}, Schedule IV {Patents, Trademarks and Copyrights} and Schedule V {Commercial Tort Claims} to the Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Security Agreement and that the Collateral listed on Annex 1-A to this Joinder Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all of the Obligations (specifically including, without limitation, all Obligations of the undersigned).

The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Security Agreement applicable to it is true and correct on and as of the date hereof as if made on and as of such date.

The undersigned hereby also agrees to execute and deliver to Agent in conjunction with this Joinder a Power of Attorney in the form attached as Exhibit A to the Security Agreement and any other documents required pursuant to Section 5(c) of the Security Agreement.

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IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

SCI INGREDIENTS HOLDINGS, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FVC INTERMEDIATE HOLDINGS, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FLEISCHMANN’S VINEGAR COMPANY, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FVC HOUSTON, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

Joinder Agreement

ACKNOWLEDGED AND AGREED
as of the date first above written:

MARANON CAPITAL, L.P.,
as Agent

By:	/s/ Gregory M. Long
Name:	Gregory M. Long
Title:	Managing Director

Joinder Agreement